                                 BAY BANCSHARES, INC.

                                 AMENDED AND RESTATED

                         1997 KEY EMPLOYEE STOCK OPTION PLAN

                                 BAY BANCSHARES, INC.

                                 AMENDED AND RESTATED

                         1997 KEY EMPLOYEE STOCK OPTION PLAN

                                  TABLE OF CONTENTS

                                                                         Section
                                                                         -------
ARTICLE I - PLAN

         Purpose............................................................1.1
         Effective Date of Plan.............................................1.2


ARTICLE II - DEFINITIONS

         Affiliate..........................................................2.1
         Board of Directors.................................................2.2
         Change of Control..................................................2.3
         Code...............................................................2.4
         Committee..........................................................2.5
         Company............................................................2.6
         Disinterested Person...............................................2.7
         Employee...........................................................2.8
         Fair Market Value..................................................2.9
         Incentive Option..................................................2.10
         Nonqualified Option...............................................2.11
         Option............................................................2.12
         Option Agreement..................................................2.13
         Outside Director..................................................2.14
         Plan..............................................................2.15
         Stock.............................................................2.16
         10% Percent Stockholder...........................................2.17


ARTICLE III - ELIGIBILITY


ARTICLE IV - GENERAL PROVISIONS RELATING TO OPTIONS

         Authority to Grant Options.........................................4.1
         Dedicated Shares...................................................4.2
         Non-Transferability................................................4.3
         Requirements of Law................................................4.4
         Changes in the Company's Capital Structure.........................4.5
         Election Under Section 83(b) of the Code...........................4.6

ARTICLE V - OPTIONS

         Type of Option.....................................................5.1
         Option Price.......................................................5.2
         Duration of Options................................................5.3
         Amount Exercisable - Incentive Options.............................5.4
         Exercise of Options................................................5.5
         Exercise on Termination of Employment..............................5.6
         Substitution Options...............................................5.7
         No Rights as Stockholder...........................................5.8
         Right to Put Stock to Company......................................5.9
         Exercise Upon Change of Control...................................5.10


ARTICLE VI - ADMINISTRATION


ARTICLE VII - AMENDMENT OR TERMINATION OF PLAN


ARTICLE VIII - MISCELLANEOUS

         No Establishment of a Trust Fund...................................8.1
         No Employment Obligation...........................................8.2
         Forfeiture ........................................................8.3
         Tax Withholding....................................................8.4
         Written Agreement..................................................8.5
         Indemnification of the Committee and the
              Board of Directors............................................8.6
         Gender.............................................................8.7
         Headings...........................................................8.8
         Other Compensation Plans...........................................8.9
         Other Options or Awards...........................................8.10
         Governing Law.....................................................8.11

                                      ARTICLE I

                                         PLAN

      1.1 PURPOSE. This Plan is a plan for key employees of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

      1.2 EFFECTIVE DATE OF PLAN. The Plan is effective January 1, 1997, if within one year of that date it shall have been approved by at least a majority vote of stockholders voting in person or by proxy at a duly held stockholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of stockholders. No Incentive Option shall be granted pursuant to the Plan after December 31, 2006.

                                      ARTICLE II

                                     DEFINITIONS

         The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

      2.1 "AFFILIATE" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

      2.2 "CHANGE OF CONTROL" means the occurrence of one or more of the following events:

         (a) Any "person", including a "syndication" or "group" as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities;

         (b) The Company is merged or consolidated with another corporation and immediately after giving effect to the merger or consolidation either
(i) less than 80% of the outstanding voting securities of the surviving or resulting entity are then beneficially owned in the aggregate by (1) the stockholders of the Company immediately prior to such merger or consolidation, or (2) if a record date has been set to determine the stockholders of the Company entitled to vote on such merger or consolidation, the stockholders of the Company as of such record date, or (ii) the Board of Directors of the Company, or similar governing body, of the surviving or resulting entity does not have as a majority of its members the persons specified in clause (c)(i) and
(ii) below;

         (c) If at any time the following do not constitute a majority of the Board of Directors of the Company (or any successor entity referred to in clause
(b) above):
              (i) persons who are directors of the Company on December 31, 1996; and

              (ii) persons who, prior to their election as a director of the Company (or successor entity if applicable) were nominated, recommended or endorsed by a formal resolution of the Board of Directors of the Company;

         (d) If at any time during a calendar year a majority of the directors of the Company are not persons who were directors at the beginning of the calendar year; and
         (e) the Company transfers substantially all of its assets to another corporation which is a less than 80% owned subsidiary of the Company.

      2.3     "BOARD OF DIRECTORS" means the board of directors of the Company.

      2.4     "CODE" means the Internal Revenue Code of 1986, as amended.

      2.5 "COMMITTEE" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors. The Committee shall be comprised solely of at least two members who are both Disinterested Persons and Outside Directors.

      2.6     "COMPANY" means Bay Bancshares, Inc.

      2.7 "DISINTERESTED PERSON" means a "disinterested person" as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934.

      2.8 "EMPLOYEE" means a person employed by the Company or any Affiliate to whom an Option is granted.

      2.9 "FAIR MARKET VALUE" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the NASDAQ National Market System; or (c) if the Stock is not listed on the NASDAQ National Market System, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, the average between the closing bid and ask prices per share of stock on the last preceding date on which those prices were reported or that amount as determined by the Committee in its sole discretion. In exercising its discretion, to the extent Stock is being purchased from the general public, Fair Market Value shall be the price set by the Board of Directors to purchase such Stock from the general public.

     2.10 "INCENTIVE OPTION" means an option granted under this Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code.

     2.11 "NONQUALIFIED OPTION" means an option granted under this Plan other than an Incentive Option.

     2.12 "OPTION" means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

     2.13 "OPTION AGREEMENT" means the written agreement which sets out the terms of an Option.

     2.14 "OUTSIDE DIRECTOR" means a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

     2.15 "PLAN" means the Bay Bancshares, Inc. 1997 Key Employee Stock Option Plan, as set out in this document and as it may be amended from time to time.

     2.16     "STOCK" means the common stock of the Company, $.      par value
or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

     2.17 "10% STOCKHOLDER" means an individual who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

                                     ARTICLE III

                                     ELIGIBILITY

         The individuals who shall be eligible to receive Options shall be those key employees as the Committee shall determine from time to time.
However, no member of the Committee shall be eligible to receive any Option under any other plan of the Company or any of its Affiliates, if receipt of it would cause the individual not to be a Disinterested Person or Outside Director. The Board of Directors may designate one or more individuals who shall not be eligible to receive any Option under this Plan or under other similar plans of the Company.

                                      ARTICLE IV

                        GENERAL PROVISIONS RELATING TO OPTIONS

      4.1 AUTHORITY TO GRANT OPTIONS. The Committee may grant to those key Employees as it shall from time to time determine, Options under the terms and conditions of this Plan. Subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Option to be granted to an Employee shall be as determined by the Committee.

      4.2 DEDICATED SHARES. The total number of shares of Stock with respect to which Options may be granted under the Plan shall be shares. The shares may be treasury shares or authorized but unissued shares. The maximum number of shares subject to Options which may be issued to any Employee under the Plan during each year is ______ shares. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5.

         In the event that any outstanding Option shall expire or terminate for any reason or any Option is surrendered, the shares of Stock allocable to the unexercised portion of that Option may again be subject to an Option under the Plan.

      4.3 NON-TRANSFERABILITY. Options shall not be transferable by the Employee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Employee's lifetime, only by him.

      4.4 REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Stock under any Option if issuing that Stock would constitute or result in a violation by the Employee or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option, or the issuance of shares under it, to comply with any law or regulation of any governmental authority.

      4.5 CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Employee to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

         If the Company is merged or consolidated with another corporation or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clause (c) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of the Option, to receive, in lieu of shares of Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares as to which the Option shall be so exercised; (b) the Board of Directors may waive any limitations set out in or imposed under this Plan so that all Options, from and after a date prior to the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and (c) all outstanding Options may be canceled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under the Plan) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale or other disposition and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

         After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Employee shall be entitled to have his Restricted Stock appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

         The issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of it shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Options.

      4.6 ELECTION UNDER SECTION 83(b) OF THE CODE. No Employee shall exercise the election permitted under Section 83(b) of the Code without the approval of the Committee. Such approval shall be deemed to be approved by the Committee thirty days following written request to the Committee by the Employee unless the Employee is otherwise notified in writing within thirty days. Any Employee exercising the election permitted under Section 83(b) of the Code other than with such consent shall forfeit all Options issued to him under this Plan.

                                      ARTICLE V

                                       OPTIONS

      5.1 TYPE OF OPTION. The Committee shall specify whether a given option shall constitute an Incentive Option or a Nonqualified Option.

      5.2 OPTION PRICE. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted.

         The price at which shares of Stock may be purchased under a Nonqualified Option shall not be less than the aggregate par value of the shares of Stock on the date the Option is granted.

      5.3 DURATION OF OPTIONS. No Incentive Option shall be exercisable after the expiration of 10 years from the date the Option is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

      5.4 AMOUNT EXERCISABLE--INCENTIVE OPTIONS. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the Optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the Incentive Options shall be treated as Nonqualified Options. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

      5.5 EXERCISE OF OPTIONS. Options shall be exercised by the delivery of written notice to the Committee setting forth the number of shares with respect to which the Option is to be exercised, together with: (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares,
(b) Stock at its Fair Market Value on the date of exercise, and/or (c) any other form of payment which is acceptable to the Committee, and specifying the address to which the certificates for the shares are to be mailed. As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Employee certificates for the number of shares with respect to which the Option has been exercised, issued in the Employee's name. If shares of Stock are used in payment, the Fair Market Value of the shares of Stock tendered must be less than the Option Price of the shares being purchased, and the difference must be paid by check. Delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the optionee, at the address specified by the Employee.

         Whenever an Option is exercised by exchanging shares of Stock owned by the Employee, the Employee shall deliver to the Company certificates registered in the name of the Employee representing a number of shares of Stock legally and beneficially owned by the Employee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates, (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

         Notwithstanding the preceding provisions of this section 5.3 to the contrary, the Company shall make available to any Employee a loan or equivalent vehicle to enable the Employee to exercise Options granted under this Plan to the extent that such loans or similar vehicles adhere to the Company's margin requirements and other lending policy guidelines.

      5.6 EXERCISE ON TERMINATION OF EMPLOYMENT. Subject to section 5.8, unless it is expressly provided otherwise in the Option Agreement, Options shall terminate upon severance of employment of the Employee from the Company and all Affiliates for any reason, with or without cause, other than death, retirement or disability under the then established rules of the Company, or severance for disability. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee shall be determined by the Committee at that time.

         In determining the employment relationship between the Company and the Employee, employment by any Affiliate shall be considered employment by the Company, as shall employment by a corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, or by a parent corporation or subsidiary corporation of the corporation issuing or assuming a stock option (and for this purpose, the phrase "corporation issuing or assuming a stock option" shall be substituted for the word "Company" in the definitions of parent corporation and subsidiary corporation in Section 2.1, and the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code).

         If, before the expiration of an Option, the Employee, whether in the employ of the Company or after he has retired or was severed for disability, dies, the Option shall continue until the earlier of the Option's expiration date or following the date of his death, unless it is expressly provided otherwise in the Option Agreement. After the death of the Employee, his executors, administrators or any persons to whom his Option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option Agreement.

         Unless it is expressly provided otherwise in the Option Agreement, if before the expiration of an Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Option shall terminate on the earlier of the Option's expiration date or one day less than one year after his retirement. In the event of retirement, the Employee shall have the right prior to the termination of the Option to exercise the Option, to the extent to which he was entitled to exercise it immediately prior to his retirement, unless it is expressly provided otherwise in the Option Agreement.

         If, before the expiration of an Option, the Employee shall be retired for disability under the then established rules of the Company, or severed from the employ of the Company for disability, the Option shall terminate on the earlier of the Option's expiration date or one day less than one year after the date he retired or was severed because of disability, unless it is expressly provided otherwise in the Option Agreement. In the event that the Employee shall be retired for disability under the then established rules of the Company or severed from the employ of the Company for disability, the Employee shall have the right prior to the termination of the Option to exercise the Option, to the extent to which he was entitled to exercise it immediately prior to his retirement or severance of employment for disability, unless it is expressly provided otherwise in the Option Agreement.

      5.7 SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

      5.8 NO RIGHTS AS STOCKHOLDER. No Employee shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

      5.9 RIGHT TO PUT STOCK TO COMPANY. All shares of Stock owned by an Employee following the exercise of an Option pursuant to this Article V shall be subject to a Put Option permitting the Employee (and his estate, any distributee of his estate or any other person to whom shares of Stock pass by reason of his death) to sell the Stock to the Company at the then Fair Market Value of the Stock to the extent the Stock is not publicly traded. The Employee (and his estate, any distributee of his estate or any other person to whom shares of Stock pass by reason of his death) shall only be entitled to put the Stock to the Company during the sixty day period beginning on the earlier of his death, disability, severance of employment or retirement from the Company or an Affiliate unless the Company is purchasing Stock from the public; in which case, the Employee shall be able to put Stock to the Company for any reason during such time that the Company is purchasing Stock from the public, provided that the purchase would not result in the violation of applicable regulatory requirements.

    5.10 EXERCISE UPON CHANGE OF CONTROL. In the event of the Employee's termination of employment following a Change of Control, all options previously granted to the Employee not then vested shall become fully vested and may be exercised immediately following the Employee's termination of employment for a period of thirty (30) days following said termination of employment. Any options fully vested following the Employee's termination of employment following a Change of Control not exercised within the thirty (30) day period following the Employee's termination of employment shall lapse.

                                      ARTICLE VI

                                    ADMINISTRATION

         The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan, Options or Stock Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options granted under it which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

              (a) determine the Employees to whom and the time or times at which Options will be made,

              (b) determine the number of shares and the purchase price of Stock covered in each Option, subject to the terms of the Plan,

              (c) determine the terms, provisions and conditions of each Option, which need not be identical,

              (d) define the effect, if any, on an Option of the death, disability, retirement, or termination of employment of the Employee,

              (e) proscribe, amend and rescind rules and regulations relating to administration of the Plan, and

              (f) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of the Plan.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

                                     ARTICLE VII

                           AMENDMENT OR TERMINATION OF PLAN

         The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's stockholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

                                     ARTICLE VIII

                                    MISCELLANEOUS

      8.1 NO ESTABLISHMENT OF A TRUST FUND. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Employee under this Plan. All Employees shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

      8.2 NO EMPLOYMENT OBLIGATION. The granting of any Option shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Employee. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him.

      8.3 FORFEITURE. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that the Employee, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in this course of his employment by the Company or an Affiliate, which conduct materially damaged the Company or an Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, stock holder, owner or otherwise, in any commercial endeavor in any line of business competitive with the Company or an Affiliate at the time of said participation, without the written consent of the Company or Affiliate, the Employee shall forfeit all outstanding Options, including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Employee's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation, and if written notice of the ownership is given the Committee by the Employee within 60 days after the later of the date on which the Employee is notified of a grant of an Option under this Plan or the date on which the Employee acquires the ownership.

         The decision of the Committee as to the cause of the Employee's discharge, the damage done to the Company or an Affiliate, and the extent of the Employee's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner. To provide the Company with an opportunity to enforce this Section, no certificate for Stock may be issued under this Plan without the certification by the Committee that no action forbidden by this provision has been raised for their determination.

      8.4 TAX WITHHOLDING. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Employee any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option. In the alternative, the Company may require the Employee (or other person exercising the Option) to pay the sum directly to the employer corporation. If the Employee (or other person exercising the Option) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Employee of the existence of the tax or the amount which the employer corporation will be required to withhold.

      8.5 WRITTEN AGREEMENT. Each Option shall be embodied in a written Option Agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Employee and by a member of the Committee on behalf of the Committee and the Company. The Option Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

      8.6     INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS.
With respect to administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors (a) in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors, or (b) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

      8.7 GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

      8.8 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

      8.9 OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

     8.10 OTHER OPTIONS. The grant of an Option shall not confer upon the Employee the right to receive any future or other Options under this Plan, whether or not Options may be granted to similarly situated Employees, or the right to receive future Options upon the same terms or conditions as previously granted.

     8.11 GOVERNING LAW. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas.